EXHIBIT 10.55



                              CONSULTING AGREEMENT
                              --------------------


                  THIS CONSULTING AGREEMENT (the "Agreement") is effective as of this 1st day of June, 1996 (the "Effective Date"), by and between WILLIAM H. BUCKLAND (the "Consultant"), whose mailing address is 10015 Windy Hollow Road, Grant Falls, Virginia, 22066, and CAPITAL ASSOCIATES, INC., a Delaware corporation and Capital Associates International, Inc. A Colorado corporation (collectively the "Company"), whose principal place of business is 7175 West Jefferson Avenue, Suite 4000, Lakewood, Colorado 80235.

                  WHEREAS, the Company desires to engage Consultant to provide, and Consultant desires to provide, consulting services for the Company as provided herein, all in accordance with the terms and conditions set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. CONSULTING AGREEMENT. The Company hereby engages Consultant as a consultant to the Company and Consultant hereby accepts such engagement for the period extending from the Effective Date to the fifth anniversary of the Effective Date or the earlier termination of such engagement as provided in paragraph 5 hereof (the "Consulting Term"). The Consulting Term may be extended for additional one (1) year periods upon mutual consent of the parties hereto.

                  2. CONSULTING DUTIES. During the Consulting Term, Consultant will provide services on a project basis, at the request of the Executive Committee of the Board of Directors (the "Board"),including (a) assisting the
Company in locating and negotiating with candidates for acquisitions or other business combinations and reviewing the terms of such transactions, (b) assisting the Company with corporate finance projects, such as raising equity or debt, in accordance with the Company's strategic goals,(c) assisting the Company with the development of marketing programs, (d) assisting the Company with the development of management programs and (c) such other services as the Executive Committee (or the Board) may request Consultant to perform.

                  Consultant will perform his services under the direction of the Executive Committee and the Board, consistent with the best interests of the Company, to the best of his ability, in a diligent manner and consistent with


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the  policies  and  guidelines  of the Company as in effect at any time and from time to time.

                  3. CONSULTING FEE. During the Consulting Term, the Company agrees to pay to Consultant fees (the "Consulting Fees") as follows:

                      (a) $187,500 per fiscal year of the Company (the "Base Consulting Fee"), payable in twice monthly installments of $7,812.50 per installment, in arrears.

                      (b) In addition, to compensate Consultant for his contributions to the overall success of the Company as reflected in its earnings and in enhanced value to stockholders, and to the extent that the Company reaches the goals in the Business Plan for the fiscal year ended May 31, 1997, incentive compensation will be in such form and amount as the Special Committee of the Board shall determine, in its sole discretion.

                      (c) In addition, to compensate for his contribution to the overall success of the Company as reflected in its earnings and in enhanced value to stockholders, and to the extent that the Company reaches the goals in the Business Plan for each of the fiscal years ending May 31, 1998 and 1999, Consultant will be entitled to receive a bonus payment of 4% (the "Base Incentive Payment Percentage") of the Company's pre-tax earnings for each such fiscal year (the "Base Incentive Payment"). The Base Incentive Payment will be adjusted either up or down by adjusting the Base Incentive Payment Percentage in an amount equal to the percentage change in the average closing price of the Company's stock for the last four months of the applicable fiscal year as compared to the same period in the prior fiscal year; provided, however, that in no event shall the Base Incentive Payment Percentage adjusted lower than 3% or higher than 6%. The portion of the compensation described in this subparagraph
(b) is referred to herein as the "Incentive Payment".

                      (d) The Company will reimburse Consultant for his reasonable expenses which are incurred during the Consulting Term in connection with his engagement with the Company, provided that standard documentation and/or receipts are submitted to the Company by Consultant in accordance with the Company's standard policies and practices.

                      (e) Payments due to Consultant hereunder will be reduced by any payments received by Consultant from June 1, 1996 under the former Executive Committee Compensation Plan.

                  4. INDEPENDENT CONTRACTOR. The parties hereby acknowledge, understand and agree that Consultant is an independent contractor and shall not

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be considered an employee or agent of the Company  pursuant to the terms of this
Agreement for any purposes whatsoever and Consultant shall have no right or authority to assume or create any obligation or liability, express or implied, on behalf of the Company or any of its affiliates, or to bind the Company or such affiliates in any manner or thing whatsoever, without the Company's express prior written consent.

                  5.  TERMINATION.
                      -----------

                      (a) Anything herein to the contrary notwithstanding, upon the happening of any one of the following events, the Company may terminate this Agreement by giving Consultant written notice of such termination: (i) an act or omission of Consultant constituting Cause (as defined below); or (ii) a violation by Consultant of any of the provisions of Section 6. hereof. For the purpose of clause (i) of this paragraph (a), "Cause" shall mean (A) conviction in a court of law of any crime or offense involving money or other property of the Company or any of its affiliates, or (B) the determination by the Company, acting in good faith, that the Consultant has knowingly and willfully committed an offense described in clause (A) above or committed an act of fraud with respect to money or other property of the Company or an affiliate of the Company. Termination pursuant to this paragraph (b) shall be effective five (5) days after the date of such notice or as otherwise provided therein.

                      (b) The Company's right of termination pursuant to paragraph (a) shall be in addition to the rights and remedies available to the Company at law or in equity and such rights and remedies shall survive termination of this Agreement.

                      (c)  In  the  event  of  termination   of  this  Agreement
pursuant to paragraph (a), Consultant shall have no right to receive any compensation for any period subsequent to the date of such termination, except for any pro-rated or other amounts earned prior to such termination.

                      (d) In the event of termination of this Agreement for any reason other than as set forth in paragraph (a), Consultant shall be entitled to receive the greater of (i) three (3) times the annual Base Consulting Fee or
(ii) the Base Consulting Fee for the remainder of the Consulting Term, plus the pro-rated amount of the Incentive Payment for the fiscal year in which such termination occurs.

                  6. CONFIDENTIALITY AGREEMENT. Consultant agrees that he shall not disclose, during the Consulting Term or any extension thereof and for a period of two (2) years after the expiration of the Consulting Term or any

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extension thereof,  any Confidential  Information (as defined below) to which he becomes privy to any person, firm, corporation, association, partnership or other entity for any reason or purpose whatsoever, other than employees of the Company who have a need to know such information in connection with the performance of their duties on behalf of the Company, or as required in the performance of his duties hereunder, or use any Confidential Information for any purpose not expressly authorized in writing by the Company. For purposes of this Agreement, "Confidential Information" means any information, whether disclosed electronically, in writing or orally, heretofore or hereafter designated or otherwise treated as "confidential" by the Company, including, but not limited to, all financial statements, corporate records and other information and data relating to the operations, assets, liabilities, financial condition, future prospects, employees, customers, financing and litigation of the Company or any of its affiliates, all technical and business information, know-how or trade secrets, or any other information relating to the Company or its affiliates, which is of a confidential or proprietary nature.

                  7. INDEMNIFICATION. The Company shall indemnify, defend and hold Consultant harmless from and against any and all losses, claims, damages, liabilities, expenses (including, without limitation, reasonable attorneys' fees) or costs (collectively, the "Claims") incurred by Consultant arising from the services provided by Consultant to the Company under this Agreement; PROVIDED, HOWEVER, that such indemnification shall not extend to Claims which arise from, relate to or are caused by the Consultant's gross negligence or willful misconduct.

                  8.  MISCELLANEOUS.
                      --------------

                      (a) NOTICES. Any notice to any party under this Agreement shall be in writing and shall be delivered by facsimile transmission, overnight delivery or certified mail, return receipt requested, to the parties at the following addresses:

                           If to Consultant:

                           William H. Buckland
                           MCC Financial Corporation
                           8180 Greensboro Drive, Suite 1000
                           McLean, VA 22102
                           Telecopy number: (703) 734-1474

                           If to the Company:

                           Capital Associates, Inc.
                           Capital Associates International, Inc.
                           7175 West Jefferson Avenue, Suite 4000

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                           Lakewood, Colorado 80235
                           Attention: Chief Executive Officer
                           Telecopy number: (303) 980-7065

                      (b)  SUCCESSORS  AND  ASSIGNS.   This  Agreement  shall be
binding upon and inure to the benefit of the parties hereto, and their respective successors in interest and assigns, but in no event shall any party be relieved of its obligations hereunder without the express written consent of the other party.

                      (c) ENTIRE AGREEMENT. This Agreement, together with the instruments and agreements contemplated hereby, represents the entire agreement of the parties with respect to the subject hereof, and all agreements entered into prior hereto with respect to the subject matter hereof are revoked and superseded by this Agreement, and no representations, warranties, inducements or oral agreements have been made by any of the parties except as expressly set forth herein, or in other contemporaneous written agreements. This Agreement may not be changed, modified or rescinded except in writing, signed by the parties hereto.

                      (d) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of Colorado, excluding its laws regarding choice of law.

                      (e) COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Each party hereto agrees to be bound by its own facsimile signature and to accept the facsimile signature of the parties to this Agreement.

                      (f) SEVERABILITY. If any provisions of this Agreement shall be held to be excessively broad as to duration, geographical scope, activity or subject, such provisions shall be construed by limiting or reducing the same so as to render such provision enforceable to the extent compatible with applicable law.

                      (g) WAIVER. Failure on the part of the Company to exercise any right or option arising out of a breach of this Agreement shall not be deemed a waiver of any right or option with respect to any subsequent or different breach, or the continuance of any existing breach.

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         IN WITNESS  WHEREOF,  the parties  have  executed  and  delivered  this
Agreement effective as of the date first above written.


                                       CONSULTANT:



                                       /s/W. H. Buckland
                                       --------------------------------------
                                       Name: William H. Buckland


                                       COMPANY:

                                       Capital Associates, Inc.
                                       a Delaware corporation


                                       By:     /s/Dennis Lacey
                                               ------------------------------
                                       Name:   Dennis Lacey
                                               ------------------------------
                                       Title:  President and CEO

                                       Capital Associates International, Inc.
                                       a Colorado corporation

                                       By:     /s/Dennis Lacey
                                               ------------------------------
                                       Name:   Dennis Lacey
                                               ------------------------------
                                       Title:  President and CEO



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